UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2016

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry Into a Material Definitive Agreement.

Aptevo Research and Development LLC (previously Emergent Product Development Seattle, LLC) (“Aptevo R&D”), a subsidiary of Aptevo Therapeutics, Inc. (the “Company”), and MorphoSys AG (“MorphoSys”) are parties to that certain License and Co-Development Agreement, dated as of August 19, 2014, as amended by that certain (i) First Amendment, effective as of July 8, 2015 and (ii) Second Amendment, effective as of December 7, 2015 (the “Collaboration Agreement”), pursuant to which Aptevo R&D and MorphoSys have agreed to the joint worldwide development and commercialization of MOR209/ES414, a targeted immunotherapeutic protein, which activates host T-cell immunity specifically against cancer cells expressing prostate specific membrane antigen, an antigen commonly overexpressed on prostate cancer cells. MOR209/ES414 was constructed using the Company’s proprietary ADAPTIR platform technology.

On December 12, 2016, Aptevo R&D entered into a Third Amendment to License and Co-Development Agreement (the “Third Amendment”) pursuant to which Aptevo R&D and MorphySys agreed to amend the Supply Agreement to, among other things, amend the allocation of certain manufacturing and development costs thereunder and amend the convenience termination rights of MorphoSys. Under the terms of the Third Amendment, Aptevo R&D will bear 75% of all development costs with respect to MOR209/ES414, and MorphoSys will bear 25% of such costs, during the period from January 1, 2017 through June 30, 2017.  During the period from July 1, 2017 through December 31, 2018, Aptevo R&D will bear 49% of such development costs and MorphoSys will bear 51%.  Beyond January 1, 2019, Aptevo will bear 36% and MorphoSys will bear 64% of such development costs. Under the revised termination rights, Morphosys can terminate the Collaboration Agreement for convenience (i) within one week following the receipt and discussion of certain test results or (ii) at any time during the last two weeks of June 2017.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: December 15, 2016	By:	/s/ Shawnte Mitchell
Shawnte Mitchell, Secretary, Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Third Amendment to License and Co-Development Agreement, dated as of December 12, 2016 by and between Aptevo Research and Development LLC and MorphoSys AG.